Exhibit 10.6(b) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
SCHEDULE NO. 1
This Schedule No. 1 for SMS Hosted Managed Service (this “Schedule”), is dated April 25, 2007 (the “Effective Date”) and is entered into by and between Rural Cellular Corporation (“Customer”) and Ericsson Inc. (“Ericsson”). This Schedule replaces in its entirely Schedule 1 for SMS Hosted Managed Services, which formed a part of the Hosted Managed Services Statement of Work, both documents being dated August 12, 2005 and previously entered into by and between Customer and Ericsson (the “Prior Schedule 1 ” and the “Prior SOW” respectively). The Prior SOW is replaced by the Hosted Managed Services Agreement, effective as of April 25, 2007 between Customer and Ericsson (“HMS Agreement”) This Schedule is part of and subject to the terms and conditions set forth in the HMS Agreement. In the event of a conflict between the terms of the HMS Agreement and those of this Schedule, the terms of this Schedule will prevail.
1. Scope and Definitions.
1.1 This Schedule includes the following documents:
Exhibit A1 — SMS Hosted Managed Service Description

Exhibit A2 — Responsibility Matrix

Exhibit A3 — Key Performance Indices and Quality of Service

Exhibit A4 — Acceptance Documents
All amendments to this Schedule must be recorded in writing, signed by both parties and implemented in accordance with the Change Control Procedure set forth in Schedule B of the HMS Agreement.
1.2 All capitalized terms set forth herein and not otherwise defined shall have the definitions provided in the HMS Agreement. 1.3 For the purposes of this Schedule:
a)	“Subscriber” means a subscriber of Customer who is provisioned as an SMS subscriber within the subscriber database associated with the SMSC hosted by Ericsson.

b)	“Successful SMS Message” means either an MO (Message Out) or MT (Message terminating) that is successfully processed by the Ericsson SMSC and for which a delivery confirmation message is generated.

c)	“OTA Message” means IRDB, NAM programming, GSM OTA messaging and PRL messages sent to the Subscriber’s handset via the SS-7 network.

d)	“Successful OTA Message” is defined as an OTA Message for which a positive acknowledgement (ANSI 41C cause code 00) is received from the Subscriber’s handset.

e)	“Customer Legacy MMS Subscriber” is defined as any Subscriber that does not have a MMS-capable handset or access to any MMS features, which includes but may not be limited to, Subscribers with TDMA handsets; CDMA non-MMS capable handsets; CDMA MMS capable handsets without the Pictures2Go feature; GSM non-MMS capable handsets; GSM MMS capable handsets without Pictures2Go; and Analog handsets.
Schedule 1 to HMS Agreement — SMS Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(b) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
2. Term of Hosted Managed Services.
2.1 Prior to the Effective Date of this Schedule, Ericsson provided Customer with the SMS Hosted Managed Services pursuant to the terms and conditions in the Prior SOW and Schedule. This Schedule shall be effective as the Effective Date and shall continue, unless otherwise terminated, until 12:01 AM EST on August 11, 2009 (the “Term”). Either party may indicate to the other its intention to renew this Schedule by a further term of one (1) year by providing a written notice at least 120 days before the expiry of the Term. The other party may then agree to so extend the Term by providing the first party with a notice to such effect at least 90 days before the expiry of the Term, failing which, this Schedule will terminate at the expiry of the Term.
2.2 Customer shall have the right to terminate this Schedule by notifying Ericsson in writing at least three (3) months in advance of such termination, provided that Ericsson will have received from Customer, prior to such early termination, at least $ *** USD in Monthly Fees under this Schedule.
Ericsson and Customer will work toward a smooth transition from the system used by Ericsson provide the SMS Hosted Managed Service to Customer (the “System”) with minimum disruption of service to existing subscribers. Ericsson will assist Customer at its then-current hourly rates, in transitioning Subscribers to the new system. All obligations of the parties, including Customer’s obligation to pay the fees set out in Section 4 hereof, will continue to apply until the effective date of termination, which shall occur upon the complete transition of Customer’s Subscribers to the new system.
3. Description of Hosted Managed Services
3.1 Ericsson will provide the services and features described in Exhibit A1 (the “SMS Hosted Managed Service”).
4. Fees.
4.1 Customer agrees to pay to Ericsson the following:
a)	The parties acknowledge that Customer has paid to Ericsson an initial one-time SMS Fee of $ *** (the “Initial SMS Fee”), and an initial one-time overhead message set-up fee for TDMA and CDMA handsets of $ *** (the “Initial OM Fee”) which fees include (i) the cost of configuration and dimensioning changes to Ericsson’s SMSC Node to support Customer’s Hosted Managed SMS Service, (ii) the cost of providing interconnection for inter-carrier SMSs and (iii) any costs incurred by Ericsson to support Customer Legacy MMS Subscribers on the Ericsson MMS platform via the Ericsson SMSC node.

b)	The parties agree on the Acceptance Test Plan set forth in Exhibit A4. On October 26, 2006 the parties acknowledged in writing that the SMS Hosted Managed Service had been accepted by Customer (“Acceptance”).

c)	Following the second full calendar month after Acceptance, Customer will pay Ericsson a monthly SMS Message Fee according to the fee structure set forth below (the “Monthly Fee”).
Schedule 1 to HMS Agreement — SMS Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(b) REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Successful SMS	Price per Successful
Messages Per Month	SMS Message
0 - ***	$ ***
*** - ***	$ ***
Over ***	$ ***
d)	A monthly OTA Message Fee of $ *** per Successful OTA Message.

e)	A surcharge of $ *** will be added to each message handed off to an inter carrier provider for international delivery.

f)	Customer is responsible for providing transmission and transport connectivity to the Ericsson NMC.
4.2 Customer will, within 10 days after the Effective Date, and on or before January 15th of each year thereafter during the Term, issue a Purchase Order with a blank amount “Blanket Purchase Order” and Ericsson will issue monthly invoices against such Blanket Purchase Orders for the fees due hereunder.
4.3 Ericsson will audit the System by the fifth (5th) day of each calendar month and will, no later than the 25th day of such month, generate an invoice for the period starting on the first day of the previous month and ending on the last day of the previous month. Notwithstanding the foregoing, no audit referenced in this section shall interfere with or in any way downgrade the operation of the System. Customer is entitled to review and dispute the audit results, within the 30 days following the date of the invoice.
4.4 The credit due to Customer pursuant to section 11 of the HMS Agreement shall be equal to *** of the total monthly fee for every day, or substantial portion thereof, during the month in which the service level set forth in Exhibit A-3, Section 1 is not met or the SMS Hosted Managed Services do not operate in accordance with the specifications set forth in this Schedule which are material to Customer revenues. If Ericsson fails to meet the service level set forth in Exhibit A-3 for two (2) or more days in a calendar month and such failure continues for two (2) consecutive calendar months, then Customer shall have the right to terminate this Schedule and Ericsson shall provide Customer with reasonable co-operation with respect to transition to an alternative SMS service.
5. Ericsson Services and Commitments.
5.1 Ericsson will provide the following additional requirements to Customer at no additional charge to Customer:
a)	Within thirty (30) days of receipt by Ericsson of the Forecast, Ericsson will provide Customer with forecasted requirements for signalling and transport links.

b)	Ericsson shall provide necessary operational support, integration, testing, and troubleshooting as defined in accordance with Exhibit A1 and Exhibit A2.

c)	Ericsson’s SMS Hosted Managed Services will comply with all applicable government regulations.
Schedule 1 to HMS Agreement — SMS Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(b) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
d)	Ericsson will provide access to Customer to associated Ericsson sponsored user groups, development conferences, and ad hoc meetings.

e)	SMS functionality and features made generally available to Ericsson’s customer base (i.e., not custom developed) shall either be included as part of the SMS Hosted Managed Services, or if developed and generally offered to Ericsson’s customer base in the future, shall be made available to Customer under competitive terms and conditions.

f)	Subject to the provisions set out in the first two sentences of Section 14 (d) of the HMS Agreement, Ericsson’s delivery of the SMS Hosted Managed Services shall not require additional equipment purchases by Customer within the System.
6. Additional Exclusions
6.1 In addition to the exclusions provided in the HMS Agreement, the following exclusions will apply:
a)	Customer will be responsible for establishing the agreements necessary to provide content and support for that content in the SMS Hosted Managed Services. Ericsson will integrate the third party links on to the System in accordance with the provisions of this Schedule.

b)	The SMS Hosted Managed Services may contain third party content and applications or links to third party Web sites, content or applications (“Linked Material”). The Linked Material is not under the control of Ericsson and Ericsson is not responsible for the contents of any Linked Material, including without limitation, any link contained in Linked Material, or any changes or updates to a Linked Material. Ericsson is not responsible for any form of transmission received from any Linked Material nor is Ericsson responsible if the Linked Material is not working appropriately. Ericsson will provide the links to Customer and to Subscribers at Customer’s request and subject to the payment by Customer of the appropriate fee, which fee shall be based on Ericsson current rates for time and materials. The inclusion of any Linked Material does not imply endorsement by Ericsson of the site or any association with its operators. Customer and the Subscribers are responsible for viewing and abiding by the privacy statements and terms of use posted on the Linked Material.

SIGNED for and on behalf of Rural Cellular Corporation	SIGNED for and on behalf of Ericsson Inc.

/s/ Ann Newhall	/s/ Brian Mihelich

Name: Ann Newhall	Name: Brian Mihelich
Title: Chief Operating Officer	Title: VP Sales
Date: April 25, 2007	Date: April 27, 2007
Schedule 1 to HMS Agreement — SMS Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(b) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
     Exhibit A1 — SMS Hosted Managed Service Description
     SMS Hosted Managed Service
1 Service Description
The Hosted Managed SMS Service will provide SMS service to subscribers with GSM, TDMA and CDMA handsets:
o	Mobile to Mobile SMS between Customer’s (GSM, TDMA and CDMA networks)

o	Mobile to email

o	Email to Mobile via an email gateway

o	Web to Mobile via an email gateway

o	Interconnection to other operators for SMS

o	Interconnection with content and service providers via SMPP

o	Integration with hosted MMS System for delivery of MMS and legacy notifications to Customer’s Subscribers

o	Interconnection for MT Pages via TAP

o	Integration to the EPP provisioning tool

o	Host Utext.com application
Service Description of standard SMS service
Short Message Service provides the end user the ability to send or receive text messages of up to 160 characters. The standard offering includes:
1.	Long SMS with up to 4 concatenated messages. Long SMS must be supported by the mobile phone of the user to function

2.	An email gateway to process emails

3.	Interoperability between operators via a third party

4.	International delivery via a third party

5.	Standard CDR recordings that keep track of message delivery

6.	Encryption of messages across the network
Schedule 1 to HMS Agreement — SMS Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(b) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
Customer Specific Solution:
At no additional cost to Customer, Ericsson will expand the scope of the standard SMS services to meet the requirements stated below:

Initial connectivity for up to 10 content providers to be identified by Customer. Customer may add additional content providers pursuant to the Change Request Procedures set forth in Exhibit B to the HMS SOW. .

Connectivity to paging companies to support Mobile Terminating pages using TAP.

Connectivity to Ericsson MMC to process MMS alerts

Ericsson will provide overhead messaging functionality for TDMA and CDMA subscribers.

Integrate the SMSC provisioning parameters within the EPP tool if required

Provide CDRs in ASN.1 and ASCII format to Customer’s billing system daily via FTP

EMS (IS 637 — B) functionality support except for legacy NOKIA handsets that use the NSM (Nokia Smart Messaging) protocol.

Ericsson will utilize the intelligent routing feature to ensure that the proper teleservice code is identified for message delivery

Ericsson will implement mobile level block if requested by Customer to prevent SPAM. Ericsson also limits messages per second that are allowed from the content providers as a precaution against SPAM. The parties agree to take all reasonable steps to prevent SPAM, including but not limited to modifications to hardware or software components on their respective networks.

Utext.com:

At no additional cost to Customer, Ericsson will develop an application for sending and verifying sent SMS messages from a web page. The functionality provided by that application is as follows:
•	Web page application to send and verify short messages (i.e. SMS message) to Subscribers.

•	The web page application is accessible by any user on the Internet.

•	The application allows the option for a login if the Subscriber has decided to accept messages from only registered users.

•	The application will have the capability to check the status of all messages submitted within the last 7 days.

•	The application will have the ability to create an alias for a phone number. This is available for Customer Subscribers only.
Schedule 1 to HMS Agreement — SMS Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(b) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
•	The application will support group messaging, which functions much in the way of an Outlook Distribution List. The Subscribers will have the ability to create/modify/remove the group lists they create.

•	The “About UText”, “UText Shorts”, “Demo”, and “Introduction” are all hosted by Customer and will remain as such.

•	The top and bottom frame of the UText platform are hosted by Customer and will remain as such.
Ericsson will maintain this application at Ericsson facility and provide a web link from Ericsson to the webpage of Customer site.

Customer will provide the web page source and the links to the pages listed on the top frame and the bottom frame of the existing Utext web site
Migration Plan:
At no additional cost to Customer, Ericsson will plan and complete the following actions with Customer to ensure a migration that minimizes the risk of service description:
1.	Define CDMA subscribers in the SMSC

2.	SMSC routing tables will be configured to point to TDMA as default technology and GSM as an alternative for intelligent retry for specific number ranges

3.	SMSC address will be updated in connecting systems via SMPP

4.	Customer’s OTA service will be utilized to modify handset addresses for GSM subscribers

5.	Customer will modify TDMA and CDMA MSCs to point to the new SMSC
Schedule 1 to HMS Agreement — SMS Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(b) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
1.1 Customer specific Reporting Services

Item Number	Description
1. Reports	The following SMS reports will be available to Customer at no additional cost

	1)	Number of SMSs processed at the close of business on the 15th day of every month; and

	2)	Message Types that include: Text Messages, Mobile originate to email, Interop (mobile originated to outside network), message from mobile, Ring tone transport (Packets sent)

	3)	Message Source that includes: Messages from web application, messages arrived from email, messages (packets) from content providers, messages from mobiles

	4)	As part of the OTA services the following message types will be made available: NAM download, alpha tag, PRL and GSM OTA messaging and IRDB. The following message sources will be reported: NAM downloads, IRDB, Alpha tag, PRL and GSM OTA messaging

	5)	Status report will include total successes and failures

Additional reports can be made available based on Customer requirements
Table A1.3
New reports or additional information requested by Customer to be an amendment of an existing report will be handled by the change management process, as defined in Exhibit B of the MHS SOW.
1.2 Operations Services
During the Term of this Schedule, Ericsson will manage and operate the System and provide the SMS Hosted Managed Services in compliance with mutually agreed upon work level agreements as set forth in Exhibit A2 and Exhibit A3.
1.2.1 System Updates
System updates (i.e., same or higher functionality as previous platform) for all SMS nodes will be implemented at no additional charge to Customer, when, in Ericsson’s determination, such updates are necessary to meet the performance commitments of this Schedule. Ericsson shall provide reasonable advance written notice to Customer any such System updates. In no event shall such notice be less than thirty (30) days.
Schedule 1 to HMS Agreement — SMS Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(b) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
Additional SMS hardware and software will be deployed at no additional charge to Customer, to maintain current and future system performance goals according to Subscriber growth forecasts provided by Customer in accordance with this Schedule.
1.2.2 Performance Management
Ericsson will record and analyze statistical data from the System to verify that the System is operating in accordance with the Service Level set forth in this Schedule.
1.2.3 Fault Management and Recovery
Ericsson shall identify and remedy all material failures of the System in accordance with the specifications set forth in this Schedule. Fault Management and Recovery escalation, notification and response times are described in Exhibit A3 — Key Performance Indices and Quality of Service Levels. The activities to be performed by Ericsson include:
•	Log faults and alarm handling activity.

•	Handle alarms according to instructions in SMS library.

•	Investigate reported faults by using SMS library and normal diagnostic functions, with assistance from Ericsson’s Support Center.

•	Correct all faults, with assistance from Ericsson’s Support Center, if necessary.

•	Issue customer support requests (“CSRs”) to Ericsson’s Support Center.

•	Communicate Fault Management and Recovery progress to Customer.

•	Coordinate troubleshooting activity with Customer’s Network Operations Center (NOC).
1.2.4 Data Handling
At no additional charge to Customer, Ericsson will provide data management for the SMS System (exclusive of Subscriber provisioning). The activities to be performed by Ericsson are:
•	Regularly execute scheduled security and database recovery backups.

•	Implement software updates and enhancement packages into the System.

•	Back up the SMS System data nightly. Ericsson will maintain the backup operational data for sixty (60) calendar days. After sixty (60) calendar days the backup data will be destroyed.
•	Unretrieved end user data will expire after three (3) days.

•	Data included in the backup consists of:
o	Call Data Records o Subscriber Database (provisioning information only)

o	System configuration data
1.2.5 Maintenance
At no additional charge to Customer, Ericsson will provide the following routine maintenance for the System in accordance with Ericsson’s recommended schedules:
•	All preventive maintenance specified by any third party hardware/software component of the System.

•	Validity testing of security and database backups.
Schedule 1 to HMS Agreement — SMS Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(b) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
•	Monthly preventive inspections and maintenance of the System, including general adjustments and cleaning.

•	General System fault software correction maintenance.

•	Replacement of faulty hardware units.
2 Trouble Response Performance
2.1 Severity Levels
A Severity Level will be assigned to each problem, based on the severity definitions shown below. Ericsson will complete a detailed analysis and assessment of the reported problem and assign the Severity Level to remain consistent with the definitions shown below. The term “traffic” used below shall mean SMS Messages.

Severity	Description
EMERGENCY	Customer is effectively unable to provide the SMS Service to its Subscribers.
Examples:
A complete outage of critical service
A reoccurring temporary outage of a critical service
Inability to provision a critical service
Loss of substantial billing data
Substantial inability to service Subscriber help requests

HIGH	The ability of Customer to provide the SMS Service is significantly limited or degraded and/or the SMS system is interrupted and restored but a high risk of reoccurrence of the fault exists)
Examples:
A significant degradation of a critical service occurs
Results of critical services are materially different from those described in the product definition

MEDIUM	Problems or disturbances affecting a specific area of functionality, but not the whole system.
Examples:
Degraded performance or incorrect behavior of a specific area of functionality, but not the whole system.
Recent modifications cause services to operate in a way that is materially different from those described in the product definition for non-essential features

LOW	General consultation and minor problems that have a minor effect on the functionality of the product. Problem encountered; irritant; minimal impact to business operation process.
Examples:
Faults that do not disturb traffic or cause any loss of service such as incorrect System printouts, documentation faults, and minor design imperfections. Operational questions.
A small system delay occurred, but no loss of data is experienced
A minor application error
occurred Documentation errors.
Table A1.4
Schedule 1 to HMS Agreement — SMS Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(b) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
Ericsson shall utilize commercially reasonable effort to deliver above-mentioned trouble response performance services to SMS on Table A1.5, using the following normal times and accuracy targets.

		Remedy	Restoration	Response
Severity	Accuracy	Time	Time	Time
Emergency	90%	6 Hours	10 Days**	30 min
High	70%	12 Hours	15 Days**	30 min
	90%	24 Hours
Medium	90%	36 Hours	30 Days**	45 min
Low	90%	7 Days**	60 Days**	8 Hours*

*	Working hours

**	Working Days
Table A1.5
“Accuracy” is the percentage of problems that Ericsson will handle within the times stated.

“Remedy” means the restoration of normal service through a workaround or other temporary fix. The fault has been solved but a final solution is not yet in place.

“Remedy Time” is the time from when a fault is acknowledged until a Remedy has been found.

“Restoration Time” is the time from when a fault is reported to the Ericsson until final resolution of the fault.

“Response Time” is the time from when a fault is reported to Ericsson until acknowledgement of the event. Measuring of response time will be done in hours and minutes.

“Working Days” are Monday to Friday, US holidays excluded.

“Working Hours” are 8:00 am to 5:00 pm Central Standard Time on a Working Day.
Ericsson will provide System support, monitoring and maintenance of the SMS Hosted Managed Services 24 hours per day, 7 days per week. The parties will provide each other with immediate notice of any service-affecting issues or a suspected problem through agreed-upon notification procedures. Ericsson shall respond to any such issue immediately upon receipt of a disturbance alarm from the SMS platform. The parties will establish and follow escalation procedures for any unresolved problems following procedures defined in the Working Level Agreement to be entered into between the parties subsequent to the signature of this Schedule.
Schedule 1 to HMS Agreement — SMS Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(b) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
Ericsson shall perform scheduled maintenance during a six-hour maintenance window between 12:00 a.m. and 5:00 a.m. Central Standard Time. Maintenance window hours may be extended via mutual agreement between the parties.
Except in the case of urgent maintenance issues, Ericsson shall provide Customer with at least five (5) business days notice prior to performing scheduled maintenance. If due to urgent conditions, it is not feasible to provide advance notice of the need to perform maintenance, Ericsson shall provide Customer with as much notice as is feasible. Maintenance with less than five (5) business days notice prior to performing maintenance will not be considered scheduled maintenance.
Ericsson shall adhere to the requirements of this Exhibit A-1, including but not limited to, the Quality of Service Levels and KPIs included in Exhibit A3.
2.2 Emergency Requests
Emergency service is open 24 hours a day, 7 days a week and 365 days-per-year. Emergency requests are always reported via telephone. The Service is focused on providing a quick restoration of the SMS in the event of an emergency.
In an Emergency, a Ericsson Network Management Center representative with appropriate skills and System knowledge will respond to the SMS alarm in the response time set forth in Ericsson lead-times specified on Table A1.5 of this document.
The Emergency Service is considered completed when a Remedy has been found. Within 24 hours, Ericsson will provide Customer with a written report, containing a detailed description of the disturbance, corrective action, and recommendations of future actions. These are then followed-up at regular meetings between Customer and Ericsson.
Schedule 1 to HMS Agreement — SMS Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(b) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
     Exhibit A2 — Responsibility Matrix
     SMS Hosted Managed Service
1 Summary Of Service Scope
The SMS Hosted Managed Services processes are divided into three domains, as set forth below:

Domains
Network Operation
	& Maintenance		Planning and Design		Implementation
Processes	•	Operations Management and Control	•	Service Performance and Capacity Management	•	Service Capability Delivery

	•	Service and Network Assurance	•	Customizations
Customizations
Review requests for changes and customizations from Customer and implement based upon process described in the HMS SOW.
Operations Management and Control
Ensure that the operational system and operational capabilities (i) are set-up and executed to fulfill the KPI’s and Service Level as defined in Exhibit A3, and (ii) maintain the over-all control of the network facing operations.
Service and Network Assurance
Optimize services and network resources and maintain KPIs as defined in Exhibit A3 for the installed SMS Service capability.
Service Performance and Capacity Management
Optimize performance of the System, (considering cost, quality, utilization, capability expansion and retiring) according to performance targets set in Exhibit A3.
Schedule 1 to HMS Agreement — SMS Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(b) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
Service Capability Delivery
Build and rollout service and network capabilities according to mutually agreed schedules.
1.1 Definitions
The following RASCI characters used in the tables below are defined as:
R = Responsibility for performing the deliverables
A = Approval to be given by Customer / Ericsson
S = Support to be given by Customer / Ericsson
C = Customer / Ericsson must consult Customer / Ericsson
I = Customer / Ericsson must provide information to Customer / Ericsson
2 Operations Management And Control

Responsibilities
SYSTEM HOSTING	Customer	Ericsson	Remarks	References
Activities

Facilities and Transmission	R	R

Intra SMS node transmission		R

Deliverables

SMS to Core Network Connectivity	R	S/I	Transmission
Table A2.1

Responsibilities
MANAGEMENT AND REPORTING	Customer	Ericsson	Remarks	References
Activities

Operations management	S/I	R

Operations performance reporting	S/I	R

Deliverables

SMS Service Performance Report	I	R	Customer may audit results

SMS Network Status Report	I	R	Customer may audit results
Table A2.2
Schedule 1 to HMS Agreement — SMS Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(b) REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Responsibilities
CONTINUOUS IMPROVEMENT	Customer	Ericsson	Remarks	References
Activities

Continuous control and evaluation of processes and procedures	R	R	Customer responsible for dedicated resource/interface to process

Operations quality performance and control	S/I	R

Deliverables

Provide Core Network Deployment plan	R	S	Material to SMS

Update of relevant documents	I	R

Responsibilities
OVERALL SMS NETWORK PLANNING AND CONTROL	Customer	Ericsson	Remarks	References
Activities

High level planning	I	R

Configuration control	I	R

Deliverables

Reliable records of SMS network configuration		R
Table A2.3
Schedule 1 to HMS Agreement — SMS Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(b) REDACTED
CONFIDENTIAL TREATMENT REQUESTED

OPERATIONS CAPABILITY	Responsibilities
MANAGEMENT	Customer	Ericsson	Remarks	References
Activities

Interface management	S	R

Support systems and communication management		R

People support and scheduling		R

Workplace facilities support		R	For NMC

Security management	I/R	R	Customer responsible for Provisioning and Billing

Secure storage of all data backup tapes	R	R	Customer responsible for Provisioning and Billing

Deliverables

Working Level Agreement with Customer	R	R

Security policy for SMS managed services	I	R

Data backup log	R	R	Customer responsible for Provisioning and Billing

Disaster recovery plan for SMS system	R	R
Table A2.4
Schedule 1 to HMS Agreement — SMS Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(b) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
3	Service And Network Assurance

3.1	Service Quality Management

Responsibilities
SURVEILLANCE	Customer	Ericsson	Remarks	References
Activities

Network Monitoring	I	R

Complaint Handling (support to Customer Care)	I/R	S

Event Logging and Administration	I	R

Deliverables

SMS System Status Report	I	R

Trouble Reports	I	R

Event Logs	I	R
Table A2.5

MAINTENANCE AND	Responsibilities
REPAIR	Customer	Ericsson	Remarks	References
Activities

On-site maintenance		R

Inventory, management of spare parts and fault part handling		R

Deliverables

Maintenance plan	I	R

Preventive maintenance		R	Not applicable when performed as scheduled maintenance
Table A2.6
Schedule 1 to HMS Agreement — SMS Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(b) REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Responsibilities
SERVICE QUALITY MANAGEMENT	Customer	Ericsson	Remarks	References
Activities

Quality performance assessment — short term	I	R

Quality performance optimization		R

Deliverables

SMS System Status Report to Customer	I	R

Action Plan when required	I	R
Table A2.7

Responsibilities
PROBLEM MANAGEMENT	Customer	Ericsson	Remarks	References
Activities

Problem Analysis and Fault Localization		R

Service problem management		R

SMS Network problem management		R

Deliverables

Problem categorized	R	R	Based on party opening TT

Problem recorded in Trouble Ticket	I/R	R/I	Based on party opening TT

Customer management notified of service-affecting problems	I	R

Customer’s management informed of serious problems	I	R

Define and implement problem resolution	I	R

Detailed report on problem resolution	I	R
Table A2.8
Schedule 1 to HMS Agreement — SMS Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(b) REDACTED
CONFIDENTIAL TREATMENT REQUESTED

RESOURCE DATA COLLECTION AND	Responsibilities
CONTOL	Customer	Ericsson	Remarks	References
Activities

Performance data management		R

Transfer of billing data (CDRs) to Customer billing platforms	R	S/I

Assurance of billing data dispatch (CDR)	R

Deliverables

Performance data stored	I	R

Billing data (CDRs) delivery	R	S
Table A2.9

Responsibilities
SYSTEM UPGRADE MANAGEMENT	Customer	Ericsson	Remarks	References
Activities

Product release information — Ericsson SMS System	I	R

System upgrade — Ericsson SMS System	I	R

Deliverables

Product documentation — Ericsson	I	R

System upgrade implementation plan — Ericsson SMS System	I	R
Table A2.10
Schedule 1 to HMS Agreement — SMS Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(b) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
4	Service Performance and Capacity Management

Responsibilities
SERVICE PERFORMANCE	Customer	Ericsson	Remarks	References
Activities

Performance assessment — long term	I	R

Performance optimization		R

Performance assessment — reporting		R

Deliverables

Suggestions for capacity expansions	I	R

Suggestion plan for optimization	I	R

Performance report for Customer	I	R
Table A2.11

Responsibilities
SERVICE CAPACITY PLANNING	Customer	Ericsson	Remarks	References
Activities

Subscriber Forecasting	R	I

Service Capacity Planning	S	R

Deliverables

Subscriber Forecast Projection Report	R	I

Expansion Plans (matching traffic forecasts)	I	R

Nominal Plan Update Suggestion	I	R
Table A2.12
Schedule 1 to HMS Agreement — SMS Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(b) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
5	Customizations

Responsibilities
Customization Responsibilities	Customer	Ericsson	Remarks	References
Activities

Customization Requirements	R	S

Submit Change Request Form	R	I/A

Purchase Order Commitment	R	I

Installation	S	R

System integration	S	R

Feature Hand-over and Acceptance	A	R

Deliverables

Quick Study	I	R

Installation and Integration Plans	A	R

Test Plan	A	R

Documentation, (e.g. test reports, outstanding items list, etc.)	I/A	R
Table A2.13
Schedule 1 to HMS Agreement — SMS Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(b) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
6	Service Capability Delivery

FEATURE INSTALLATION AND
INTEGRATION	Responsibilities
Ericsson SUPPLIED EQUIPMENT	Customer	Ericsson	Remarks	References
Activities

Sales and Order Handling		R

Project Management	S	R

Integration Analysis	I	R

Site Engineering & Interconnectivity	S	R

Product Configuration	S	R

Installation		R

System Integration		R

Deliverables

Installation and Integration Plans		R

Test Plan	S	R

Feature Test Report	A	R

Specification for Interconnectivity	R	R

Site Requirements		R

Documentation, (e.g., test reports, inventory list, outstanding items list etc.)	I/A	R
Table A2.14
Schedule 1 to HMS Agreement — SMS Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(b) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
Exhibit A3 — Key Performance Indicator and Quality of Service
SMS Hosted Managed Service
Key Performance Indicator
The “Key Performance Indicator” for the service is the Service Availability Level set out below. These Service Level commitments are contingent upon the fulfillment by Customer of its responsibilities under this Schedule.

Service Availability Level (%)	Effective Date
99.99%	From Customer Acceptance.
Table A3.1
The Service Availability Level, as calculated using the formulas shown below in Table A3.2, shall be measured over the period of each calendar month, calculated as set forth below; provided that Service Availability shall be measured on a prorated basis for the first and last months that this Schedule is in effect:

Planned Service Availability	=	Available Time in Month – minus Scheduled Downtime

Actual Service Availability	=	Planned Service Availability – minus Unscheduled Downtime

Service Availability Level (%)	=	Actual Service Availability divided by Planned Service Availability in that month
Table A3.2
For any System Outage, the “Unscheduled Downtime” period begins when a System Outage pertaining to the System as described below is reported to Ericsson’s Technical Support. The “Unscheduled Downtime” period ends when the System is remedied.
“System Outage” means any event that precludes more than 10% of SMS attempts from processing during the event.
Schedule 1 to HMS Agreement — SMS Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(b) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
Exhibit A4 — Acceptance Documents
SMS Hosted Managed Service
Schedule 1 to HMS Agreement — SMS Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.